UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2008.
AMERICAN RAILCAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51728	43-1481791
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Clark Street
St. Charles, Missouri	63301
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (636) 940-6000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On June 19, 2008, American Railcar Industries, Inc. (“ARI” or the “Company”), through a wholly owned subsidiary (the “ARI Member”), entered into an agreement with a wholly-owned subsidiary (the “Amtek Member”) of Amtek Auto Limited (“Amtek”), an Indian company, to form a joint venture to manufacture, sell and supply freight railcars and their components in India and other countries to be agreed upon at a facility to be constructed in India by the joint venture.
The joint venture will be owned 50% by the ARI Member and 50% by the Amtek Member. The ARI Member and the Amtek Member have each agreed to make limited, equal capital contributions to the joint venture. The joint venture agreement contemplates that the joint venture may also produce railcar components for sale to ARI.
The above description of the joint venture agreement is qualified in its entirety by reference to the text of the agreement, a copy of which is attached hereto as Exhibit 10.54 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On June 19, 2008, the Company issued a press release announcing the joint venture agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Limitation on Incorporation by Reference. The information contained in Exhibit 99.1 is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release regarding these forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
Exhibit 10.54	Joint Venture Agreement by and between American Railcar Mauritius II and Amtek Transportation Systems Limited

Exhibit 99.1	Press release dated June 19, 2008 of American Railcar Industries, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Railcar Industries, Inc.
Date: June 20, 2008	By:	/s/ Dale C. Davies
	Name:	Dale C. Davies
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.54	Joint Venture Agreement by and between American Railcar Mauritius II and Amtek Transportation Systems Limited

Exhibit 99.1	Press release dated June 19, 2008 of American Railcar Industries, Inc.